READY TO RECODE 37th Annual J.P. Morgan Healthcare Conference January 8, 2019 NASDAQ: BLUE Exhibit 99.1

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully complete, clinical studies, and the timing or likelihood of regulatory filings and approvals are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

RADICAL CARE We care in a way that’s intense and truly sets us apart. WE RECODE FOR LIFE THIS IS PERSONAL Gene therapy is about saving lives one person at a time. And we are, each of us, personally all in. PIONEERS WITH PURPOSE We’re exploring new frontiers for the sake of patients.

We LIVE By Our Non-negotiables

Our 2022 Vision -- Just Got BOLDER

LentiGlobin TDT

2019 EU Potential Approval

2020 U.S. Potential Approval

Lenti-D CALD

2020 Potential Approval

2022

THE GENE THERAPY PRODUCTS COMPANY

LentiGlobin SCD

2022 Potential Filing/Approval

∞ Patient Impact

bb2121 Multiple Myeloma

2020 Potential Approval

4 Products on the Market

5+ Clinical Programs

1-2 INDs per year starting in 2020

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SCD: Potential Global LAUNCH MM: Earlier Line APPROVALS & LAUNCHES 2023+ SCD: U.S. & EU FILING/APPROVALS MM: Earlier Line Studies 2022 TDT: Label EXPANSION CALD: Global EXPANSION MM: Global EXPANSION in Relapsed/Refractory Earlier Line Studies 2021 TDT: EU Country EXPANSION U.S. APPROVAL & LAUNCH Label EXPANSION CALD: U.S./EU APPROVAL MM: APPROVAL in Relapsed/Refractory 2020 TDT: EU APPROVAL & 1st LAUNCH 2019 UNPRECEDENTED OPPORTUNITY Anticipated research, development, regulatory and commercial milestones 1-2 INDs 1-2 INDs 1-2 INDs 1-2 Clinical Starts 5+ New Clinical Programs

RECODE THE STATUS QUO RECODE THE SYSTEMS RECODE THE SCIENCE 3 2 1 RECODE FOR LIFE

RECODE THE SCIENCE: R&D with SOUL

WHAT YOU SEE

PRODUCT CANDIDATES	PROGRAM AREA	PRECLINICAL	PHASE 1/2	PHASE 2/3	RIGHTS/PARTNER
	Severe Genetic Diseases				
Lenti-D™ Drug Product	Cerebral Adrenoleukodystrophy				Worldwide
LentiGlobin™ Drug Product	Transfusion-Dependent β-Thalassemia Non-β^0/β^0				Worldwide
	Transfusion-Dependent β-Thalassemia β^0/β^0				
	Sickle Cell Disease **				
BCL11a shRNA (miR)*	Sickle Cell Disease				Worldwide
	Cancer				
bb2121	Multiple Myeloma Fourth Line				Celgene
	Multiple Myeloma Third Line**				
	Multiple Myeloma Second Line**				
	Multiple Myeloma First Line**				
bb21217	Multiple Myeloma Fourth Line				Celgene

*Development is led by Dana-Farber/Boston Children's Cancer and Blood Disorders Center
**Planned studies

WHAT YOU DON'T SEE



Internal Research
DARIC Controls
TGF-B Flip
CBL-B Edit
P13K Inhibition Enhanced Mftg
Tools & Technology
megaTALs
GAMMA DELTA
T Cell
VELOCISUITE®
Partners for Success
REGENERON
TC BIOPHARM
gritstone
medigene
Celgene
Boston Children's Hospital
FRED HUTCH
INHIBRx

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Anti-Pure Play Principles - What Do We Mean?

RECODING TRADITIONAL R&D


INTEGRATE
INTERNAL
EXTERNAL
Platform Tools & Technology
R&D Enablers
Clinical Insights
1:Many Target Strategy
MM - bb21217
SCD - BCL11a
Liquid Tumor Programs
Solid Tumor Programs
SGD Programs
TDT – LentiGlobin
SCD – LentiGlobin
MM – bb2121
CALD – Lenti-D
ITERATE

NASDAQ: BLUE
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Our Philosophy Applied in a Tumor Microenvironment

Oncology Pipeline Enabled by Our Partners and Our Core Technologies Two Academic Clinical Trial Starts Planned in 2019 20+ 2+ 15+

Research Strategy Yielding Emerging Oncology Pipeline



TARGET VALIDATION
PRECLINICAL DEVELOPMENT
EARLY CLINICAL
LATE CLINICAL
Internal Program
Dual-targeted CAR
Liquid tumor
Next gen + megaTAL edit
Binders, Potency
Regeneron Collaboration
CAR target
Solid tumor
Next gen + Synbio
Target, Binders, Potency
UNC Collaboration
CAR target
Solid tumors
Next gen + Synbio
Binders & Potency
Clinic Ready 2019
Medigene Collaboration
TCR target
Solid tumors
Next gen + Synbio
Potency
Fred Hutch Collaboration
TCR target (viral antigen)
Solid tumors
Next gen + megaTAL edit
Potency
Clinic Ready 2019
bb21217 MM
BCL11A SCD
bb2121 MM
LentiGlobin TDT
LentiGlobin SCD
Lenti-D CALD

2020 & BEYOND: 1-2 INDs PER YEAR

NASDAQ: BLUE

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RECODE THE STATUS QUO RECODE THE SYSTEMS RECODE THE SCIENCE 3 2 1 RECODE FOR LIFE

RECODE THE SYSTEMS: ANYTHING BUT TRADITIONAL UNKNOWN IMPACT ONE-TIME POTENTIALLY CURATIVE OUR GOAL - MAKE IT SEAMLESS TO ALL STAKEHOLDERS Novel Science/Medicine Vector Production Bold & Balanced Access Model Supply Chain & Patient Management Drug Product Production

Virus Manufacturing Drug Product SCALABLE Clinical Data Real World Evidence to Support BLUE Style: Field Team Supply Chain Collecting Cells, Preparing, Shipping, Receiving Cells DELIVERY PLATFOM Platform Is Gearing Up for Launch TDT MAKE IT SEAMLESS

Preparing to Serve Patients in Europe in 2019 Apheresis Coordinator Apheresis Operator Cell Lab Operator Transplant Coordinator Transplant Nurse Transplant Physician Transplant Administrator bbb Manufacturing Logistics Apheresis Personnel Cell Lab Personnel Transplant Personnel (ATC) Manufacturer Launch Expectations: Optimal patient experience through a seamless delivery network Steady country by country launch with progressive build Get the model right for long term success Advance value-based payment over time reimbursement *Will support future launches in 2020+ 3 - Germany 4 - Italy 2 - UK 4 - France (in 2020)* 1 Drug Product Manufacturing Munich, Germany 9 Qualified Treatment Centers at 2019 Launch &

RECODE THE STATUS QUO RECODE THE SYSTEMS RECODE THE SCIENCE 3 2 1 RECODE FOR LIFE

Business of Cures – Complex with Lots of Questions, Perspectives, etc. Price? Revenue? Value? Affordability? Cost Effectiveness? COGs? Value-based Payments? Price Increases? One-Time? “Gene therapy could be cost effective in SMA, but not at $4M” “How much would you pay for the miracle of gene therapy?”  “Can Pay-For-Results Drug Pricing Work?” “Value-Based Pricing And Reimbursement: Still More Promise Than Reality”

bluebird Access Strategy – Proactive and Transparent Approach January 8, 2019 “Biotech Proposes Paying for Pricey Drugs by Installment”

Access and Reimbursement Model – A Major Opportunity Across Stakeholders Focus is on difficulties and barriers, NOT solutions Growing alignment on value & outcome based payment models The Will To Recode One-Time Treatment Potentially Curative Product Engine Unconstrained BLUEBIRD OPPORTUNITY System NOT setup for one-time potentially curative treatments Focus is on price, NOT on value

Keep It Simple, Keep It Focused on the Patient & the Long Term BLUE VALUE PRINCIPLES Focus on patient innovation and access  Creative and disruptive Flexible and share risk  Transparent, proud and proactive Don’t do silly short sighted stuff Don’t truncate value because it’s a one-time potentially curative treatment Don’t price at what you can get away with or what the market can bear Focus on real value delivered to the patient & system Unapologetically fund & reward innovation that matters &

Our Goal Is to Simultaneously Achieve Five Key Objectives BLUE has CONVICTION in the VALUE of the LIFELONG transformative benefit that our therapies may bring to patients, physicians, caregivers, healthcare systems and society at large 1 BLUE is willing to SHARE the RISK of uncertainty to PROVE the life long value of its therapies 2 BLUE wants to be a CATALYST for CHANGE to establish a SUSTAINABLE MODEL for pricing & reimbursement of gene therapies 5 BLUE wants to make its treatments AFFORDABLE so PATIENTS (and SYSTEM) can actually REALIZE the VALUE of its therapies 3 4

Lifetime cost-time effectiveness timeframe Base value only on patient QOL and Life Extension OBJECTIVE STRATEGIC APPROACH Approach – VALUE-BASED PAYMENT Over Time Based on OUTCOME FAIR VALUE RECOGNITION SHARED RISK HEALTH SYSTEM AFFORDABILITY PER PATIENT AFFORDABILITY Pay ONLY IF the treatment works Put UP TO 80% of the price at risk based on success Spread payments over UP TO A FIVE YEAR period NO PRICE INCREASES above CPI NO COST after payment period (vs. for life) 1 2 3 4

TRADITIONAL FOR LIFE MODEL* Lifetime (50 years) $300 -$600k $300 -$600k $300 -$600k $300 -$600k $300 -$600k $300 -$600k $300 -$600k $300 -$600k $300 -$600k $300 - $600k 1 2 3 4 5 6 7 8 9 10 $1.5M - $3M $3M - $5M $13M - $29.5M POTENTIAL BLUEBIRD APPROACH NO COST X X X X X Only with Success 1 2 3 4 5 No price increase beyond CPI Years Years Payment Model – Patient and System Friendly Treatment Costs Over Time *Ranges based on 2018 U.S. list prices from a sampling of seven chronic rare disease therapies.

Payment Model – Sharing Risk & Value with the System POTENTIAL BLUE APPROACH NO COST X X X X X Only with Success 1 2 3 4 5 No price increase beyond CPI Years Spread payments over UP TO FIVE years UP TO 80% of payment only made upon treatment success No payments after payment period Proactively commit to NO PRICE INCREASES over CPI

Not the Easy Path but the Challenges Are Solvable


✓ Spread payments over UP TO FIVE Years
✓ No payments after payment period
POTENTIAL BLUE APPROACH
1
2
3
4
5
NO COST
No price increase beyond CPI
✓ UP TO 80% of payment only made upon treatment success
✓ Proactively commit to NO PRICE INCREASES over CPI

TRACKABILITY?

- **Challenge**: How do you define and track outcomes?
- **Possible Solutions**: Payer to use claims and/or registry data

PORTABILITY?

- **Challenge**: What happens when patient changes payer?
- **Possible Solutions**: Address in contract negotiation, mutual recognition strategy across payers, etc.

BEST PRICE?

- **Challenge**: How do you handle Medicaid "Best Price" rules?
- **Possible Solutions**: Innovative federal or state pilot programs or waivers

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Lifetime cost-time effectiveness timeframe Base value only on patient QOL and Life Extension OBJECTIVE STRATEGIC APPROACH VALUE-BASED PAYMENT Over Time Based on OUTCOMES FAIR VALUE RECOGNITION 1 What is the value that LentiGlobin can bring to TDT patients, payers, system and society? AND how can it be fairly measured?

LentiGlobin, if successful, has the potential to relieve patients of their daily disease and treatment-related burden, and patients may live a longer life Impact of One-Time Potentially Curative Treatment? LIFE EXTENSION COST OF CARE REDUCTIONS QUALITY OF LIFE IMPROVEMENTS SOCIETAL BENEFITS What Value Can LentiGlobin Bring to TDT Patients, Payers and System? Disease and treatment-related burden builds up over time and can even lead to early death Pain Fatigue Time Lost due to Transfusion Inability to Work Iron Overload Cost & Time for Care Cost of Chelation Tethered to Healthcare System Impact on the Blood Supply Organ Failure Depression

Cost Effective Analysis Focused on Actual Patient Value: QOL and Life Extension

THE VALUE AT WHICH TREATMENT IS COST EFFECTIVE* (NOT PRICE)



QUALITY OF LIFE IMPROVEMENTS
LIFE EXTENSION
SOCIETAL BENEFITS
COST OF CARE REDUCTIONS

- Clinical Trial Data
- Outcomes Research
- Real World Evidence
- Economic Modeling

Traditional
All Inclusive Calculation



$4M
$3M
$2M
$1M
$0
Societal Value
Cost Offsets
(U.S./EU Vary)
Life Extension
Quality of Life

LentiGlobin
Intrinsic Value



(Returned To The System)
$2M
$1M
$0
Life Extension
Quality of Life
$2.1M

The actual LentiGlobin price is TBD, but will not exceed the intrinsic value (total value minus cost offsets).

**We have quantified the impact on patient quality of life, survival, treatment cost and society using established modeling techniques*

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Catalyst for Change - Recode the Status Quo for the Better Value-based payment over time tied to outcomes Base value only on actual patient value (no offsets) Payments over ~5 years with up to 80% at risk No price increases beyond CPI Actual price TBD, but will not exceed intrinsic value CATALYST FOR CHANGE 5

Our ambition is to recode science, systems and the status quo, so lives can be lived fully. WE RECODE FOR LIFE